UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2022

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor’s share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current and most recent month-end performance.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2022 (UNAUDITED)

  Dear Fellow Shareholders:

The financial markets struggled throughout the year ended December 31, 2022.  The Fed announced its intention to aggressively raise interest rates in an attempt to curb the inflationary spiral.  The rate hikes hit the bond market, with bonds posting a negative return that was the worst in several decades.  Prospects of continued rate hikes raised concerns about economic growth pressuring stocks, especially those large-cap growth names that led the market higher over the past several years.

The News of My Death Has Been Greatly Exaggerated

The quote above has been attributed to Samuel Clemens (more commonly known by his pen name, Mark Twain), when contacted by an English journalist to inquire whether the rumors that he was gravely ill, or dead, were indeed true.  Clemens was in good health and wrote back to the journalist using a version of the quote we know so well today.  While the quote above may not have been his exact response, it is a good one, nonetheless.

This comes to mind lately as I have been reading the commentary by financial journalists regarding the market action over the past year, specifically what is referred to as the 60/40 portfolio.  The 60/40 portfolio is an investment allocation model investing 60% of the total portfolio in stocks, and 40% of the portfolio in bonds and cash.  It is popular among investors and financial advisers because that investment allocation has generated the best return relative to risk over numerous market cycles.  The relationship has generally been the case for almost seven decades, until this past year.  Through the first nine months of the year, stocks (as measured by the S&P 500 index) were down approximately 23%, while bonds (as measured by the Bloomberg Barclay Intermediate Treasury index) were down approximately 12%.  Both asset classes turned higher during the final quarter, but not enough to significantly change the relationship.  The results were enough to prompt articles on “the death of the 60/40 portfolio”.  But, to paraphrase Clemens, the stories of the demise of the 60/40 portfolio might be greatly exaggerated.  I don’t think that a portfolio allocation with seven decades of history should be tossed aside because of one bad year.  This also highlights the mistaken tendency to project short term investment results as a guide to long-term decisions.  Every investment disclosure reminds us of that fact, but it is frequently forgotten.

Calendar year 2022 was a difficult year for equity and fixed-income investors.  The financial markets were primed for a reversal after years of strong performance driven by highly accommodative Fed policy, unprecedented spending bills passed by Congress financed by ever-increasing debt, and a willingness by investors to ignore unreasonable valuations when investing in “innovative” companies or “meme” stocks.  Things began to change as inflation pushed higher.  When the Fed belatedly admitted that the inflationary spiral was not “transitory”, they were forced to aggressively reverse years of easy money policy.  Succussive rounds of interest rate hikes pummeled the bond market, triggering one of the worst calendar year returns in the bond market in modern financial history.

Annual Report |  1

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Stocks declined, at one point crossing into bear market territory (a decline of more than 20%).  Many of the mega-tech names led the move lower, suffering from unsustainable growth expectations and extended valuations.

A rebound in both the stock and bond markets during the 4th quarter of the year is a good reminder, however, that every market correction eventually ends, and that there are investment opportunities even amid the downturn.  The rebound in stocks rewarded investors that were focused on high quality companies trading at moderate valuations.  Economically sensitive stocks generally outperformed with strength in energy, financial, industrial, and materials sectors.  All somewhat counter-intuitive in the face of rising interest rates and recessionary concerns.  The bond market rebounded, as well, as yields stabilized at higher levels and credit-sensitive bonds rallied.  The markets may be gravely ill, but rumors of their demise might indeed be greatly exaggerated.

The Manor Fund

The Manor Fund outperformed both the S&P 500 index, and the Lipper Large-Cap Core mutual fund index during the year ended December 31, 2022 with a return of –10.69% for the Fund compared to returns of –18.11% for the S&P 500 and –17.25% for the Lipper Large-Cap Core mutual fund index.  The Fund underperformed the S&P 500 index and the Lipper Large-Cap Core mutual fund index during the trailing 5-year and 10-year periods with returns of 5.35% and 9.53% for the Fund compared to 9.41% and 12.56% for the S&P 500 index and 8.14% and 11.43% for the Lipper index.

During the year ended December 31, 2022, the Fund was helped by strong performance from Devon Energy Corp., Valero Energy Corp., Northrup Grumman Corp., AbbVie, Inc., and Amerisource Bergen Corp.  Four of these top performers represent the top performing sectors in the markets this year, Energy and Health Care.  The shares of Devon Energy trended higher for much of the year.  The company beat earnings and revenue estimates throughout the year, raised its dividend, and increased its share repurchase program.  The shares of Valero Energy also rose through much of the year.  The company reported revenue and earnings that exceeded expectations each quarter and announced a major share repurchase authorization mid-year.  The shares of Northrop Grumman rose steadily throughout the year.  Early in the year Northrop reported revenue and earnings that exceeded expectations, raised the dividend, and increased the authorized share repurchase program.  Northrop missed revenue and earnings estimates later in the year, but the stock continued to move higher.  The shares of AbbVie rose steadily early during the year and held much of those gains through year-end.  AbbVie reported earnings that exceeded expectations each quarter, and steady revenue growth.  The company also increased its cash dividend later in the year.  The shares of AmerisourceBergen followed a similar trading pattern as AbbVie, rising early in the year and then extending those gains towards year-end.  The company reported revenue and earnings that exceeded expectations almost every quarter and strong revenue growth.

Annual Report |  2

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Notable laggards during year ended December 31, 2022 include Applied Materials, Inc., Meta Platforms, Inc., Charter Communications, Inc., Skyworks Solutions, Inc., and Microsoft Corporation.  All but one of the weak performers listed above is in the tech or associated sectors.  These sectors were hit hard when the Fed raised interest rates sharply, raising concerns about the prospects for high growth industry sectors.  The shares of Applied Materials declined through much of the year.  The company generally reported revenue and earnings above expectations, but management reduced earnings expectations offsetting the reported operating results.  The shares of Meta Platforms fell sharply early in the year and continued to decline.  The company reported disappointing operating results and lowered guidance as the company struggled in its efforts to move its focus from the social media space to a suite of offerings that it referred to as the metaverse.  The shares of Charter Communications declined through much of the year.  The company beat earnings expectations most quarters, but experienced anemic revenue growth.  The shares fell sharply late in the year when the company announced that they expect to incur much higher capital expenditures in the coming year than most investors expected.  The shares of Skyworks Solutions fell through much of the year, in line with many of their peers in the tech sector.  Investors were concerned that rising interest rates would hurt growth and that production issues for the new iPhones would hurt revenue growth for this Apple supplier.  The shares of Microsoft performed in line with the market throughout the year.  The company posted double digit revenue growth each quarter despite the economic headwinds of Fed rate hikes.  Microsoft reported earnings above expectations most quarters and raised its quarterly dividend.

The Growth Fund

The Manor Growth Fund outperformed both the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the year ended December 31, 2022 with a return of –17.37% for the Fund, compared to –18.11% for the S&P 500 index, and –30.93% for the Lipper index.  The Fund also outperformed both the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the trailing 5-year, and 10-year periods with returns of  10.35%, and 12.56% for the Fund, compared to 9.41%, and 12.56% for the index, and 9.25%, and 12.51% for the Lipper index.  The Fund returned 6.56% since inception, outperforming both the S&P 500 index return of 6.46%, and the Lipper Large-Cap Growth mutual fund index return of 4.80%.

During the year ended December 31, 2022, the Fund was helped by strong performance from Eli Lilly & Co., AbbVie, Inc., Occidental Petroleum Co., Bristol-Myers Squibb Co., and EOG Resources, Inc.  Each of the top performers are in the Health Care or Energy sectors.  The shares of Eli Lilly rose steadily throughout the year.  The shares moved higher despite mixed revenue and earnings results.  The shares were bolstered by positive news on FDA approvals for Lilly drugs treatments under development.  The shares of AbbVie rose steadily early in the year and held much of those gains through year-end.  AbbVie reported earnings that exceeded expectations each quarter, and steady revenue growth.  The company also increased its cash dividend later in the year.  The shares of Occidental Petroleum rose steadily throughout the year.  The

Annual Report |  3

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

company reported revenue and earnings that exceeded expectations and strong revenue growth.  The shares received an added lift when Warren Buffet and Berkshire Hathaway announced that they accumulated a 26% stake in the company.  The shares of Bristol-Myers rose steadily throughout the year.  The company announced positive operating results each quarter and increased its quarterly dividend.  The company also received an FDA approval for a drug treatment under review and announced positive results for therapeutic platforms across a range of blood diseases.  The shares of EOG Resources, a recent addition to the fund, rose steadily through year-end.  The company reported mixed earnings results but strong revenue growth.  The company also issued a special dividend in September in addition to its regular third quarter dividend.

Notable laggards during the year ended December 31, 2022 include Apple, Inc., Amazon.com, Inc.,  MKS Instruments, Inc., Charter Communications, and Qualcomm, Inc.  Many of these weak performers are the mega-cap names that drove the market higher over the past several years.  The shares of Apple, Inc. traded in a wide range during the first half of the year, but then reversed, setting a new 52 week low late in the year.  Apple reported revenue and earnings that exceeded expectations each quarter, but investors focused instead on projected iPhone shipments and the rollout of product upgrades later this year.  The company lowered estimates of iPhone shipments late in the year due to concerns about supply shortages for key components, reduced demand from China, and production issues at the Foxconn production facility due to the ongoing Covid lockdown in China.  The shares of Amazon traded lower for much of the year.  Amazon reported revenue and earnings above expectations most quarters, but guided revenue and earnings expectations lower each quarter.  Indications of slowing growth in the Amazon web Services segment added to investor concerns.  The shares of MKS Instruments fell steadily throughout the year.  The company beat earnings estimates each quarter but consistently lowered revenue and earnings estimates.

The Bond Fund

The Fund declined 8.01% during the year ended December 31, 2022, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –7.77%, but outperforming the Lipper US Government Index return of –11.67%.  The Fund underperformed the Bloomberg Barclay Intermediate Treasury index but outperformed the Lipper US Government Index during the trailing 5-year period with a loss of 0.16% for the Fund, compared to a gain of 0.46% for the Bloomberg Barclay index, and a loss of 0.21% for the Lipper US Government Index   The Fund underperformed the Lipper US Government Index and the Barclay index during the trailing 10-year period with a loss of 0.36% for the Fund, compared to a gain of 0.69% for the Bloomberg Barclay Intermediate Treasury index, and a gain of 0.42% for the Lipper index.  The Fund underperformed the Lipper US Government Index and the Barclay index since inception with a return of 1.31% for the Fund, compared to a return of 3.21% for the Bloomberg Barclay Intermediate Treasury index, and a return of 3.25% for the Lipper index.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  Debt securities typically decline in value when interest rates rise.

Annual Report |  4

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

 Improving Health?

As I wrote last quarter, it is hard to feel good in the face of high inflation, rising interest rates, aggressive tightening by the Fed, and conflicting economic policy out of Washington; and it is not surprising that many people feel that our country is heading in the wrong direction.  But the financial markets are forward looking, and the 4th quarter rebound could be an indication that the Fed may soon begin to slow the pace of interest rate hikes.  There is still much to be done to lower inflation, and the news of substantial layoffs among numerous high-growth companies is a reminder that the risk of a prolonged recession remains real.  The Fed will need to tread carefully as it manages the inherent conflict between fighting inflation and supporting the economy.  If the Fed raises rates too high as it fights inflation it risks pushing an already weakened economy further into recession.  Conversely, if it slows the rate hikes too soon inflation could remain elevated and economic growth could stagnate.  The combination of persistent inflation and slow growth, a phenomenon known as stagflation, presents a difficult dilemma for investors and policy makers.  High inflation will force interest rates higher as bond investors focus on real rates of return (yields less the rate of inflation), while stocks will struggle as higher interest rates raise costs and weak growth pressures earnings.

Given the uncertainty, it is not surprising that investors are overly sensitive to events in the financial news cycle.  That uncertainty translates into a tendency to over-react on both the upside and downside, leading to sharp reversals in the market, sometimes on an intra-day basis.  We recognize the risks of overtrading in this volatile market and believe that it is prudent to look past the market noise and focus on our long-term view.  We take a conservative approach in our search for well-managed companies with the potential to grow, a sound financial structure to support that growth, and strong free-cash flow.  Our objective is to invest in those types of companies when their share price gives us the opportunity to invest at reasonable valuations.  Our investment process is designed to build portfolios that can withstand the bouts of uncertainty, while remaining positioned to participate in the rebounds that inevitably occur.  This process has served us well over several market cycles reinforcing the view that the death of conservative investing has been greatly exaggerated.

Sincerely,

Daniel A. Morris

Annual Report |  5

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Manor Fund $54,883
Lipper Large Cap Core Index $66,934
S&P 500 $110,089

Average Annual Total Returns (a) (for periods ended December 31, 2022)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	-10.69%	5.35%	9.53%	6.44%
Lipper Large Cap Core Index **	-17.25%	8.14%	11.43%	7.22%
S&P 500 ***	-18.11%	9.41%	12.56%	9.19%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Smithbridge Asset Management, Inc. acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  6

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Manor Growth Fund $44,517
Lipper Large Cap Growth Funds Index $30,073
S&P 500 $43,575

Average Annual Total Returns (a) (for periods ended December 31, 2022)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	-17.37%	10.35%	12.56%	6.56%
Lipper Large Cap Growth Index **	-30.93%	9.25%	12.51%	4.80%
S&P 500 ***	-18.11%	9.41%	12.56%	6.46%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Smithbridge Asset Management, Inc. acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  7

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Bloomberg Barclays Intermediate Treasury Index.

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Manor Bond Fund $13,591
Lipper US Government Index $21,197
Bloomberg Barclays Intermediate Treasury Index $21,039

Average Annual Total Returns (a) (for periods ended December 31, 2022)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	-8.01%	-0.16%	-0.36%	1.31%
Lipper US Government Index **	-11.67%	-0.21%	0.42%	3.25%
Bloomberg Barclays Intermediate Treasury Index ***	-7.77%	0.46%	0.69%	3.21%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Smithbridge Asset Management, Inc. acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  8

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
1.40%
Communication Services
2.20%
Consumer Cyclical
11.21%
Consumer Defensive
5.34%
Energy
10.58%
Financial Services
11.19%
Healthcare
14.52%
Industrials
13.75%
Money Market Fund
7.04%
Real Estate Investment Trust
3.45%
Technology
19.32%

Sectors are categorized using Morningstar® classifications.

Annual Report |  9

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
3.70%
Communication Services
7.23%
Consumer Cyclical
6.37%
Consumer Defensive
2.69%
Energy
7.12%
Financial Services
5.79%
Healthcare
26.16%
Industrials
7.30%
Money Market Fund
8.18%
Technology
25.46%

Sectors are categorized using Morningstar® classifications.

Annual Report |  10

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
8.64%
U.S. Treasury Notes
91.36%

Sectors are categorized based on asset type.

Annual Report |  11

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2022

Shares		Fair Value

COMMON STOCKS - 89.55%

Beverages - 3.39%
1,421	PepsiCo, Inc.	$ 256,718

Cable & Other Pay Television Services - 2.20%
491	Charter Communications, Inc. Class A *	166,498

Cogeneration Services & Small Power Producers - 1.40%
3,674	The AES Corp.	105,664

Computer Storage Devices - 1.63%
2,054	NetApp, Inc.	123,363

Converted Paper & Paperboard Products (No Container/Boxes) - 5.73%
2,396	Avery Dennison Corp.	433,676

Crude Petroleum & Natural Gas - 6.03%
7,411	Devon Energy Corp.	455,851

Engines & Turbines - 3.87%
1,209	Cummins, Inc.	292,929

Fire, Marine & Casualty Insurance - 2.41%
827	Chubb Ltd. (Switzerland)	182,436

Hospital & Medical Service Plans - 5.69%
839	Elevance Health, Inc.	430,382

Life Insurance - 2.36%
2,465	Metlife, Inc.	178,392

National Commercial Banks - 6.42%
1,814	JP Morgan Chase & Co.	243,258
1,535	PNC Financial Services Group, Inc.	242,438
		485,696
Operative Builders - 5.53%
4,695	D.R. Horton, Inc.	418,512

Petroleum Refining - 4.56%
2,721	Valero Energy Corp.	345,186

Pharmaceutical Preparations - 4.16%
1,945	AbbVie, Inc.	314,332

Retail-Drug Stores and Proprietary Stores - 1.67%
1,352	CVS Health Corp.	125,993

Retail-Grocery Stores - 1.95%
3,309	The Kroger Co.	147,515

The accompanying notes are an integral part of these financial statements.

Annual Report |  12

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2022

Shares		Fair Value

Retail-Lumber & Other Building Materials Dealers - 3.26%
1,238	Lowes Cos., Inc.	$ 246,659

Search, Detection, Navigation, Guidance, Aeronautical & Nautical Systems & Instruments - 4.16%
576	Northrop Grumman Corp.	314,271

Semiconductors & Related Devices - 11.91%
3,885	Applied Materials, Inc.	378,321
4,553	Microchip Technology, Inc.	319,848
2,225	Skyworks Solutions, Inc.	202,764
		900,933
Services-Business Services - 1.23%
1,369	Fidelity National Information Services, Inc.	92,887

Services-Prepackaged Software - 4.56%
1,438	Microsoft Corp.	344,861

Transportation Services - 2.42%
91	Booking Holdings, Inc. *	183,391

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 3.01%
1,375	AmerisourceBergen Corp.	227,851

TOTAL FOR COMMON STOCKS (Cost $3,209,281) - 89.55%		6,773,996

REAL ESTATE INVESTMENT TRUST - 3.46%
399	Equinix, Inc.	261,357
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $148,511) - 3.46%		261,357

MONEY MARKET FUND - 7.04%
532,564	First American Government Obligation Fund Class Z 4.06% ** (Cost $532,564)	532,564

TOTAL INVESTMENTS (Cost $3,890,356) - 100.05%		7,567,917

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.05)%		(3,490)

NET ASSETS - 100.00%		$ 7,564,427

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report |  13

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2022

Shares		Fair Value

COMMON STOCKS - 91.87%

Cable & Other Pay Television Services - 2.12%
775	Charter Communications, Inc. Class A *	$ 262,802

Crude Petroleum & Natural Gas - 7.12%
3,357	EOG Resources, Inc.	434,799
7,103	Occidental Petroleum Corp.	447,418
		882,217
Electronic Computers - 10.17%
9,697	Apple, Inc.	1,259,931

Fire, Marine & Casualty Insurance - 2.96%
1,663	Chubb Ltd. (Switzerland)	366,858

Hospital & Medical Service Plans - 5.01%
1,170	Unitedhealth Group, Inc.	620,311

Measuring & Controlling Devices - 4.13%
930	Thermo Fisher Scientific, Inc.	512,142

Pharmaceutical Preparations - 13.26%
2,460	AbbVie Inc.	397,561
4,802	Bristol-Myers Squibb Co.	345,504
1,394	Eli Lilly & Co.	509,981
541	Regeneron Pharmaceuticals, Inc. *	390,326
		1,643,372
Radio & TV Broadcasting & Communuications Equipment - 3.03%
3,413	Qualcomm, Inc.	375,225

Retail-Building Materials, Hardware, Garden Supply - 3.71%
1,935	The Sherwin-Williams Co.	459,233

Retail-Catalog & Mail-Order Houses - 3.67%
5,420	Amazon.com, Inc. *	455,280

Retail-Drug Stores & Proprietary Stores - 3.77%
5,009	CVS Health Corp.	466,789

Retail-Variety Stores - 2.69%
2,360	Dollar Tree, Inc. *	333,798

Semiconductors & Related Devices - 3.61%
7,181	On Semiconductor Corp. *	447,879

The accompanying notes are an integral part of these financial statements.

Annual Report |  14

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2022

Shares		Fair Value

Services-Business Services - 6.94%
3,613	Akamai Technologies, Inc. *	$ 304,576
3,004	Fidelity National Information Services, Inc.	203,821
1,010	MasterCard, Inc. Class A	351,207
		859,604
Services-Computer Programming, Data Processing, Etc. - 5.11%
3,580	Alphabet, Inc. Class A *	315,863
3,580	Alphabet, Inc. Class C *	317,653
		633,516
Services-Equipment Rental & Leasing - 4.43%
1,543	United Rentals, Inc. *	548,413

Services-Prepackaged Software - 4.56%
2,356	Microsoft Corp.	565,016

Trucking (No Local) - 2.88%
2,188	Landstar System, Inc.	356,425

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 2.70%
6,255	LKQ Corp.	334,080

TOTAL FOR COMMON STOCKS (Cost $4,620,776) - 91.87%		11,382,891

MONEY MARKET FUND - 8.18%
1,013,412	First American Government Obligation Fund Class Z 4.06% ** (Cost $1,013,412)	1,013,412

TOTAL INVESTMENTS (Cost $5,634,188) - 100.05%		12,396,303

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.05)%		(5,738)

NET ASSETS - 100.00%		$ 12,390,565

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report |  15

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2022

Face Amount		Fair Value

US TREASURY NOTES - 91.06%
300,000	US Treasury Note 1.25% Due 07/31/2023	$ 294,093
225,000	US Treasury Note 2.50% Due 08/15/2023	221,889
400,000	US Treasury Note 0.50% Due 02/28/2026	356,844
150,000	US Treasury Note 1.50% Due 08/15/2026	136,887
100,000	US Treasury Note 2.875% Due 05/15/2028	94,535
325,000	US Treasury Note 1.75% Due 11/15/2029	284,045
175,000	US Treasury Note, Series C, 0.625% Due 05/15/2030	138,906

TOTAL FOR US TREASURY NOTES (Cost $1,665,311) - 91.06%		1,527,199

MONEY MARKET FUND - 8.61%
Shares
144,449	First American Treasury Obligation Class Z 4.16% * (Cost $144,449)	144,449

TOTAL INVESTMENTS (Cost $1,809,760) - 99.67%		1,671,648

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.33%		5,476

NET ASSETS - 100.00%		$ 1,677,124

* Variable rate security; the coupon rate shown represents the yield at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report |  16

MANOR INVESTMENT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,890,356, $5,634,188, and $1,809,760, respectively)	$ 7,567,917	$12,396,303	$1,671,648
Cash	700	-	-
Receivables:
Dividends and Interest	3,945	4,970	6,840
Total Assets	7,572,562	12,401,273	1,678,488
Liabilities:
Payables:
Due to Advisor	8,135	10,708	1,364
Total Liabilities	8,135	10,708	1,364
Net Assets	$ 7,564,427	$12,390,565	$1,677,124

Net Assets Consist of:
Capital Stock	$ 257	$ 417	$ 172
Paid In Capital	3,886,609	5,630,162	1,824,642
Distributable Earnings (Deficit)	3,677,561	6,759,986	(147,690)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 257,248, 416,606, and 172,122 shares outstanding, respectively.
	$ 7,564,427	$12,390,565	$1,677,124

Net Asset Value and Offering Price Per Share	$ 29.41	$ 29.74	$ 9.74

The accompanying notes are an integral part of these financial statements.

Annual Report |  17

MANOR INVESTMENT FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 168,318	$ 141,944	$ -
Interest	7,224	5,452	27,561
Total Investment Income	175,542	147,396	27,561

Expenses:
Advisory	58,745	100,753	8,644
Administrative	39,163	32,241	7,780
Total Expenses	97,908	132,994	16,424

Net Investment Income	77,634	14,402	11,137

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	258,905	612,668	(363)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,312,780)	(3,281,230)	(156,116)
Net Realized and Unrealized Loss on Investments	(1,053,875)	(2,668,562)	(156,479)

Net Decrease in Net Assets Resulting from Operations	$ (976,241)	$ (2,654,160)	$ (145,342)

The accompanying notes are an integral part of these financial statements.

Annual Report |  18

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2022	12/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 77,634	$ 34,026
Net Realized Gain on Investments	258,905	262,787
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,312,780)	1,804,649
Net Increase (Decrease) in Net Assets Resulting from Operations	(976,241)	2,101,462

Distributions to Shareholders	(336,599)	(296,829)

Capital Share Transactions:
Proceeds from Shares Sold	199,002	182,667
Reinvestment of Distributions	336,599	284,177
Cost of Shares Redeemed	(531,708)	(672,780)
Net Increase (Decrease) from Capital Shares Transactions	3,893	(205,936)

Total Increase (Decrease)	(1,308,947)	1,598,697

Net Assets
Beginning of Year	8,873,374	7,274,677

End of Year	$ 7,564,427	$ 8,873,374

Capital Share Transactions:
Shares Sold	6,307	5,937
Shares Issued on Reinvestment of Distributions	11,575	8,202
Shares Redeemed	(18,019)	(20,856)
Net Decrease in Outstanding Shares of the Fund	(137)	(6,717)

The accompanying notes are an integral part of these financial statements.

Annual Report |  19

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2022	12/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 14,402	$ (30,865)
Net Realized Gain on Investments	612,668	714,256
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,281,230)	2,762,685
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,654,160)	3,446,076

Distributions to Shareholders	(628,253)	(707,770)

Capital Share Transactions:
Proceeds from Shares Sold	225,993	345,802
Reinvestment of Distributions	620,196	695,282
Cost of Shares Redeemed	(560,797)	(1,416,047)
Net Increase (Decrease) from Capital Shares Transactions	285,392	(374,963)

Total Increase (Decrease)	(2,997,021)	2,363,343

Net Assets
Beginning of Year	15,387,586	13,024,243

End of Year	$12,390,565	$15,387,586

Capital Share Transactions:
Shares Sold	6,695	9,832
Shares Issued on Reinvestment of Distributions	21,116	18,177
Shares Redeemed	(16,764)	(41,463)
Net Increase (Decrease) in Outstanding Shares of the Fund	11,047	(13,454)

The accompanying notes are an integral part of these financial statements.

Annual Report |  20

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2022	12/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 11,137	$ 10,717
Net Realized Gain (Loss) on Investments	(363)	-
Net Change in Unrealized Depreciation on Investments	(156,116)	(60,904)
Net Decrease in Net Assets Resulting from Operations	(145,342)	(50,187)

Distributions to Shareholders	(11,225)	(10,782)

Capital Share Transactions:
Proceeds from Shares Sold	96,028	480,357
Shares Issued on Reinvestment of Distributions	11,225	10,782
Cost of Shares Redeemed	(61,488)	(56,105)
Net Increase from Capital Share Transactions	45,765	435,034

Total Increase (Decrease)	(110,802)	374,065

Net Assets
Beginning of Year	1,787,926	1,413,861

End of Year	$ 1,677,124	$ 1,787,926

Capital Share Transactions:
Shares Sold	9,410	43,975
Shares Issued on Reinvestment of Distributions	1,152	1,013
Shares Redeemed	(6,193)	(5,193)
Net Increase in Outstanding Shares of the Fund	4,369	39,795

The accompanying notes are an integral part of these financial statements.

Annual Report |  21

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

Years Ended				
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net Asset Value, at Beginning of Year	$ 34.48	$ 27.54	$ 26.46	$ 20.33	$ 26.53
Income From Investment Operations:					
Net Investment Income *	0.31	0.13	0.17	0.20	0.16
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.01)	8.00	1.40	6.23	(5.36)
Total from Investment Operations	(3.70)	8.13	1.57	6.43	(5.20)
Distributions:					
Net Investment Income	(0.32)	(0.14)	(0.17)	(0.20)	(0.17)
Realized Gains	(1.05)	(1.05)	(0.32)	(0.10)	(0.83)
Total from Distributions	(1.37)	(1.19)	(0.49)	(0.30)	(1.00)
Net Asset Value, at End of Year	$ 29.41	$ 34.48	$ 27.54	$ 26.46	$ 20.33
Total Return **	(10.69)%	29.50%	5.95%	31.63%	(19.55)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 7,564	$ 8,873	$ 7,275	$ 7,721	$ 5,735
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.41%	0.66%	0.85%	0.62%
Portfolio Turnover	0.00%	3.20%	11.95%	9.99%	16.06%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report |  22

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report |  23

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

Years Ended				
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net Asset Value, at Beginning of Year	$ 10.66	$ 11.05	$ 10.53	$ 10.19	$ 10.22
Income From Investment Operations:					
Net Investment Income *	0.06	0.07	0.10	0.10	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.91)	(0.39)	0.52	0.33	(0.01)
Total from Investment Operations	(0.85)	(0.32)	0.62	0.43	0.07
Distributions:					
Net Investment Income	(0.07)	(0.07)	(0.10)	(0.09)	(0.10)
Total from Distributions	(0.07)	(0.07)	(0.10)	(0.09)	(0.10)
Net Asset Value, at End of Year	$ 9.74	$ 10.66	$ 11.05	$ 10.53	$ 10.19
Total Return **	(8.01)%	(2.94)%	5.89%	4.23%	0.66%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,677	$ 1,788	$ 1,414	$ 1,335	$ 1,222
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.61%	0.87%	0.93%	0.82%
Portfolio Turnover	0.00%	0.00%	14.48%	21.04%	37.53%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report |  24

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2022

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large U.S. corporations; Growth Fund – long-term capital appreciation, investing primarily in common stocks of large U.S corporations, Bond Fund – current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Annual Report |  25

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Security Transactions and Investment Income: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability at measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value

Annual Report |  26

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short-term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2022:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 6,773,996	$ -	$ -	$ 6,773,996
Real Estate Investment Trust	261,357	-	-	261,357
Money Market Fund	532,564	-	-	532,564
	$ 7,567,917	$ -	$ -	$ 7,567,917

Annual Report |  27

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 11,382,891	$ -	$ -	$ 11,382,891
Money Market Fund	1,013,412	-	-	1,013,412
	$ 12,396,303	$ -	$ -	$ 12,396,303

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,527,199	$ -	$ 1,527,199
Money Market Fund	144,449	-	-	144,449
	$ 144,449	$ 1,527,199	$ -	$ 1,671,648

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2022.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2022.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Under an agreement effective December 31, 2021 Smithbridge Asset Management, Inc. (“Smithbridge” or “Advisor”) acquired the assets of Morris Capital Advisors, LLC.  The Board of Trustees voted to approve an investment advisory agreement with Smithbridge, effective December 31, 2021. Smithbridge assumed all duties and responsibilities previously performed by Morris Capital Advisors, LLC.  At a Board of Trustees meeting on March 16, 2022 the Board voted to approve an interim investment advisory agreement and an investment advisory agreement with Smithbridge to act as investment adviser to Manor Investment Funds, pending shareholder approval. At a special meeting of shareholders held June 14, 2022 the shareholders of the Manor Fund, the Growth Fund, and the Bond Fund, voting separately, approved the new advisory agreement between the Trust and Smithbridge. Under the investment advisory agreement, the fee structure consists of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. Management and administrative fees are paid on a monthly basis. Expenses that may be excluded from the unified fees include such expenses as acquired fund fees or expenses.

Annual Report |  28

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Advisory Fees for the year ended December 31, 2022

	Manor Fund	Growth Fund	Bond Fund
Advisory Fees Earned	$ 58,745	$ 100,753	$ 8,644
Advisory Fees owed to Advisor	$ 4,881	$ 8,112	$ 718

Administrative Fees for the year ended December 31, 2022

	Manor Fund	Growth Fund	Bond Fund
Administrative Fees Earned	$ 39,163	$ 32,241	$ 7,780
Administrative Fees owed to Advisor	$ 3,254	$ 2,596	$ 646

Administrative Shareholder Servicing Fees

The Trust entered into an Administrative Services Agreement with Smithbridge effective January 1, 2022, under which Smithbridge, as Advisor to the Funds, provides certain services to the Trust including, but not limited to: accounting, recordkeeping, and portfolio administration of the funds; preparation, distribution, and filing of required reports; managing operational requirements and service providers; organizing and managing the Board of Trustees; and providing marketing and distribution services.  Under the Administrative Services Agreement the Advisor earns a fee of 0.05% of net average assets of the Trust. This administrative shareholder services fee is included in the ordinary expenses of the Trust on an annual basis, billed monthly. The fee may be waived for assets in any fund series during periods that the Advisor serves as investment advisor to that series. For the year ended December 31, 2022, no fees were billed or accrued for the Advisor under this agreement.

As Administrator to the Trust, the Advisor also oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and serves as Co-Chief Investment Officer of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2022, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ -	$ 798,345	$ -
Sales	$ 679,921	$ 1,801,645	$ 50,000

5.   TAX MATTERS NOTE

As of December 31, 2022, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Annual Report |  29

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 3,890,356	$ 5,636,317	$ 1,809,760
Gross tax appreciation of investments	$ 3,816,240	$ 6,784,717	$ -
Gross tax depreciation of investments	(138,679)	(24,731)	(138,112)
Net tax appreciation (depreciation)	$ 3,677,561	$ 6,759,986	$ (138,112)

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2022, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Capital Gain (Loss)	Capital Loss Carryforward	Total Distributable Earnings (Deficit)
Manor Fund	$ 3,677,561	$ -	$ -	$ 3,677,561
Growth Fund +	$ 6,759,986	$ -	$ -	$ 6,759,986
Bond Fund	$ (138,112)	$ -	$ (9,578)	$ (147,690)

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

As of December 31, 2022, the Bond Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ (6,340)
Short-term non-expiring	$ (3,238)
Total	$ (9,578)

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 94,813	$ 15,585	$ 11,225
Long-term Gain	$ 241,786	$ 612,668	$ —

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 36,772	$ —	$ 10,782
Long-term Gain	$ 260,057	$ 707,770	$ —

Annual Report |  30

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

7.  MARKET RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

8.  SECTOR RISK

The Manor Fund and Growth Fund may, at times invest a substantial portion of the portfolio in companies in the technology sector.  Companies in this sector are subject to the risk of rapidly changing technological developments and highly competitive industry participants.  As a result, many companies can have variable earnings and may not pay dividends, leading to higher volatility as investor expectations shift.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all other subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Annual Report |  31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of the Manor Fund, Growth Fund and

Bond Fund, each a series of the Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), each a series of the Manor Investment Funds, including the schedules of investments, as of December 31, 2022 the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Abington, Pennsylvania

February 23, 2023

Annual Report |  32

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report |  33

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Manor Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 to December 31, 2022

Actual	$1,000.00	$1,081.31	$6.56
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 to December 31, 2022

Actual	$1,000.00	$999.63	$4.99
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 to December 31, 2022

Actual	$1,000.00	$978.61	$4.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report |  34

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2022 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and Co-Chief Investment Officer and Portfolio Manager at Smithbridge Asset Management, Inc., and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report |  35

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

 Approval Of Management Agreement

The new Investment Management Agreement (the “Agreement”) for the Fund was considered, and approved, by the Trustees, including a majority of Trustees who are not interested persons of the Trust, or interested parties to the Agreement, at an in-person meeting held on March 17, 2022.

The Board undertook this process in response to the purchase of the assets of the previous fund manager, Morris Capital Advisors, LLC by Smithbridge Asset Management, Inc.  The agreement, effective December 31, 2021, covers the investment advisory agreements for Manor Investment Funds, and the separately managed accounts of Morris Capital Advisors, LLC.  Under the terms of the agreement Daniel A. Morris, investment manager of Manor Investment Funds, has a guaranteed three year contract with Smithbridge, with two additional option years, to serve as Co-Chief Investment Officer of Smithbridge, and sole portfolio manager of Manor Investment Funds.  The agreement will continue the investment strategy and fee schedule of each fund as existing prior to the asset purchase.

The Trustees had the opportunity to review the following information: (i) executed copies of the management agreement, as amended; (ii) the most current Form ADV Parts I and II for Smithbridge Asset Management, and accompanying schedules, (iii) current financial statements for the Advisor; (iv) performance information illustrating the Funds’ returns for various periods ended December 31, 2021, and comparisons to its benchmark and peer group for the same periods, and (v) an analysis of each Fund’s advisory fee, expenditures, and total expense ratio under the “unified fee” structure compared to those of its peer group. The Trustees discussed this information with representatives of the Advisor for each Fund in compliance with the Trustees’ 15(c) checklist, including, but not limited to, a request for the Advisor’s current market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed to be relevant, including information that had been provided by the Advisor to the Trustees throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Board in connection with its review of the management agreements.

The Trustees confirmed the factors they considered during their review of the Advisor as follows:

(i) The Nature, Extent and Quality of Services – The Trustees reviewed the resources provided to each of the Funds by Smithbridge Asset Management, Inc., the Fund’s Advisor, and considered the adequacy of such resources in light of the expected growth in the levels of the Fund’s assets, and whether the resources are sufficient to achieve performance, compliance and other needs.

The Trustees noted that the Advisor provides various administrative and professional support including portfolio managers, administrators, and chief financial officers, which appear to be satisfactory.  They noted that Daniel A. Morris will continue to serve as the portfolio manager for each of the funds and will continue to provide administrative services.  They determined

Annual Report |  36

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

that the Advisor’s staff dedicates their efforts to the administration and investment management of the funds and related investment portfolios. They also noted that the Advisor was not proposing any changes to the level of services provided to the Fund. The Trustees noted that various compliance reports had been made available by the Advisor to the Trustees throughout the year. The Trustees reviewed the Advisor’s compliance program and discussed compliance issues that had arisen during the year, if any, and the Advisor’s efforts to enhance compliance. The Trustees determined that the Advisor’s compliance policies and procedures appear reasonably designed to prevent violation of federal securities laws.

The Trustees noted that the manager provided a review of the investment limitations of each Fund and reported on the compliance with that investment limitation at each Board meeting.  The reporting substantiated that there were no material compliance issues or deviation from the investment objectives, policies, or limitations in any of the Fund portfolios.

The Trustees noted that selection of broker-dealers for the funds were based on a reasonable expectation of receiving best execution, and that the selection is not influenced by the sale of fund shares by any broker-dealer.

The Trustees noted that there were no SEC staff examinations of the Adviser over the past year and that there was no litigation or administrative action during that period.

(ii) Fund Performance – The Trustees discussed the performance of each Fund and reviewed other materials provided by the Advisor and the Administrator.

The Trustees noted that the investment philosophy and process will remain unchanged under Smithbridge Asset Management.  The selection of the peer group comparisons are based on mutual fund indices compiled by Lipper Analytical that are managed under the same investment categories as the Fund portfolios.  These indices are comparable to the Morningstar Large-Cap Blend, Large-Cap Growth, and US Treasury fund categories and comparable to the portfolios and investment strategies of the Manor Fund, Manor Growth Fund, and the Manor Bond Fund, respectively.

a) They noted that the Manor Fund outperformed both the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, during the year ending December 31, 2021 with a return of 29.50% for the Fund compared to returns of 28.71% for the S&P 500 and 26.03% for the Lipper Large-Cap Core mutual fund index.  The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual funds index during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 21.76%, 12.07%, and 11.65% for the Fund compared to annualized returns of 26.05%, 18.45%, and 16.53% for the S&P 500 index, and returns of 23.49%, 16.82%, and 15.18% for the Lipper Large-Cap Core mutual fund index.

The fund outperformed both the S&P 500 index and the peer group as measured by the Lipper Large-Cap Core mutual fund index over the past year, but underperformed these same indices over the longer period.  The fund underperformed the S&P 500 index and the peer group due to the relatively conservative investment process used to guide the fund portfolio.  The process is driven by a disciplined valuation process that has been out

Annual Report |  37

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

of favor over the past several years as the Fed implemented successive rounds of liquidity injections and the purchase of financial assets, a policy referred to as “quantitative easing”.  The manager noted that the recent outperformance of the fund has occurred as the market began to adjust to a change in Fed policy, with a renewed focus on fundamental valuations of investment assets.  The manager noted that shifts of this nature can persist for an extended period of time as the market adjusts to the change in investor focus.

b) They noted that the Growth Fund underperformed the S&P 500 index but outperformed the peer group as measured by the Lipper Large-Cap Growth mutual fund index during the year ended December 31, 2021 with a return of 27.90% for the Fund, compared to 28.71% for the S&P 500 index, and 22.35% for the Lipper index.  The Fund outperformed the S&P 500 index for the trailing 3-year and 5-year periods with returns of 28.40% and 19.91% for the Fund, compared to 26.05% and 18.45% for the index, but underperformed the Lipper Large-Cap Growth index returns of 31.23% and 24.29%.  The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 16.18% for the Fund compared to returns of 16.53% for the S&P 500, and 18.45% for the Lipper index.  The Fund returned 7.77% since inception, outperforming both the S&P 500 index return of 7.71%, and the Lipper Large-Cap Growth index return of 6.76%.

The Fund outperformed the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the quarter ended December 31, 2021, and continues to outperform both indices since inception.  The Fund underperformed the S&P 500 index during the trailing year, but outperformed this same index over the trailing 3 years, while the Fund outperformed the peer group during the trailing year, but underperformed this same index over the trailing 3 years.  This Fund performance illustrates the changing nature of investor focus and is attributable to the relatively conservative investment process used to guide the fund portfolio.  The process is driven by a disciplined valuation process that has been out of favor over the past several years as the Fed implemented successive rounds of liquidity injections and the purchase of financial assets, a policy referred to as “quantitative easing”.  The manager noted that the recent outperformance of the fund has occurred as the market begins to adjust to a change in Fed policy, with a renewed focus on fundamental valuations of investment assets.  The manager noted that shifts of this nature can persist for an extended period of time as the market adjusts to the change in investor focus.

They noted that the Bond underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during year ended December 31, 2022, with a return of –2.94% for the Fund compared to –1.72% for the Bloomberg index and –1.88% for the Lipper index.  The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 2.32%, 1.50%, and 0.50% for the Fund, compared to returns of 3.03%, 2.33%, and 1.67% for the Bloomberg Barclay Intermediate Treasury index, and returns of 3.56%, 2.69%, and 1.98% for the Lipper US Government mutual fund index.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The

Annual Report |  38

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Trustees recognized that this performance was consistent with the very short maturity profile of the Fund, designed to protect principal in a rising interest rate environment.

The underperformance of this fund is primarily due to the very conservative investment portfolio which provides a “safe haven” for fund shareholders who wish to avoid the volatility of the stock market.  The fund is managed as a low-duration fixed income portfolio to reduce the impact of rising interest rates.

(iii) Fee Rates and Profitability – The Trustees discussed fee rates and the profitability of each Fund and reviewed other materials provided by the Advisor and the Administrator.

The Trustees noted that the fee structure of the funds will remain unchanged under Smithbridge Asset Management.  The Funds do not pay compensation to brokers, dealers, or other financial intermediaries in connection with the distribution of Fund shares.  The Advisor receives no other payments from the Fund other than fees pursuant to the advisor agreement.  The Adviser does not have a relationship with the fund administrator, transfer agent, fund accountant, or distributor, and there is no expense limitation agreement currently in place.

a) The Trustees noted that the gross and net operating expense ratio of the Manor Fund, including the fee for the investment adviser, was 1.25%.  This compares to the peer group average gross and net operating expense ratio of 1.20% based on 1,227 funds in the peer group in the MorningStar database. The Trustees believe that the advisory fee is justified due to the Advisor’s proprietary stock selection process, which includes constant monitoring of thousands of public companies, the administrative services provided by the Adviser, and the Advisor’s efforts to increase visibility of the Fund and attract additional assets.  The Trustees noted that the “unified fee” structure of the Fund provides greater flexibility to reduce the expense ratio when the opportunity arises.

b) The Trustees noted that the gross and net operating expense ratio of the Manor Growth Fund, including the fee for the investment adviser, was 0.99%.  This compares to the peer group average gross and net operating expense ratio of 1.03% based on 1,164 funds in the peer group in the MorningStar database.  The Trustees noted that the expense ratio compares favorably to the peer group.  The Trustees believe that the advisory fee is justified due to the Advisor’s proprietary stock selection process, which includes constant monitoring of thousands of public companies, the administrative services provided by the Adviser, and the Advisor’s efforts to increase visibility of the Fund and attract additional assets.  The Trustees noted that the “unified fee” structure of the Fund provides greater flexibility to reduce the expense ratio when the opportunity arises.

c) The Trustees noted that the gross and net operating expense ratio of the Manor Bond Fund, including the fee for the investment adviser, was 0.95%.  The expense ratio was higher than the peer group average of 0.81% based on 219 funds in the MorningStar database.  The Trustees believe that the higher advisory fee is justified by the administrative services provided by the Adviser, and the Advisor’s efforts to increase visibility of the Fund and attract additional assets.  The Trustees noted that the “unified fee” structure of the Fund provides greater flexibility to reduce the expense ratio when the opportunity arises.

Annual Report |  39

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

d) The Trustees noted that the Advisor appeared profitable for the period despite the fact that the Advisor waived certain management fees and provided administrative functions for the Funds over and above their role as investment advisor.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the combination with Smithbridge Asset Management could provide added marketing opportunities for the Funds.  The Trustees concluded that efforts to improve the availability of the Funds and attract new shareholders, together with the added flexibility of the “unified fee” structure, will improve the potential of the Funds to realize the benefits of economies of scale.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs, incurring additional costs.  Most major brokers charge 0.40% on these assets, which reduce the management fees to the advisor to the extent that they are not covered by the Shareholder Services fee.

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its review, and the foregoing information, the Trustees determined that the Advisory Agreement, including the advisory fee rates payable there under, continued to be fair and reasonable in light of all relevant circumstances, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Annual Report |  40

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2022 (UNAUDITED)

The Officers and Trustees of the Fund have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
James McFadden 1947	Trustee Term: Indefinite	Since 2019 Formerly 1995 to 2006	Retired; Privacy Officer, Capital One Corp.	Three	None
John McGinn ** 1944	Trustee Term: Indefinite	Since 2002	Retired; Formerly, Independent Real Estate Sales Consultant	Three	None
Fred Myers 1955	Trustee Term: Indefinite	Since 1995	Partner, Myers and Associates, CPA’s	Three	None
Edward Szkudlapski 1957	Trustee Term: Indefinite	Since 2000	President, Eclipse Business Solutions, Inc. (management consulting firm)	Three	None
Interested Trustee*
Daniel A. Morris* 1955	Trustee, President and Treasurer	Since 1995

Jan. 2022 – Present: Co-Chief Investment Officer and Portfolio Manager, Smithbridge Asset Management, Inc.

2017 – 2021: President, Chief Investment Officer and Portfolio Manager, Morris Capital Advisors LLC

				Three	None

*  Mr. Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s advisor.

** John McGinn resigned from the Board of Trustees, effective February 7, 2023.

Annual Report |  41

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
John R. Giles 1958	Secretary	Since 2005	Director Marketing, Smithbridge Asset Management	N/A	N/A
Brandon M. Pokersnik 1978	Chief Compliance Officer	Since 2022	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012	N/A	N/A

No compensation was paid to either the independent or interested Trustees during the year ended December 31, 2022.

Annual Report |  42

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each of the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2022	12/31/2021
Audit Fees	$25,500	$23,000
Audit Related Fees	$0	$0
Tax Fees	$6,000	$5,700
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

i)

The registrant does not have a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

j)   The registrant is not a foreign issuer, as defined in 17 CFR, 240, 3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A).

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  March 8, 2023